Supplement dated March 17, 2010
to the R-1, R-2, R-3, R-4, and R-5 Classes Prospectus
for Principal Funds, Inc.
dated December 21, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Certain Investment Strategies and Related Risks
On page 12, under the heading “Exchange Traded Funds (ETFs)”, delete the fourth sentence of the paragraph and substitute the following:

The Funds could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.